497(e)
                                                                       333-61380

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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MARCH 22, 2004 TO THE CURRENT PROSPECTUSES FOR:

EQUITABLE ACCUMULATOR(R)                EQUITABLE ACCUMULATOR(R) ELITE
EQUITABLE ACCUMULATOR(R)PLUS                EQUITABLE ACCUMULATOR(R) SELECT
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FOR DELIVERY TO CITIGROUP GLOBAL MARKETS INC. ("SMITH BARNEY") CUSTOMERS

This supplement modifies certain information in the above-referenced Prospectuses, Supplements to Prospectuses and Statements of Additional Information ("SAIs"), (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:

ELECTRONIC APPLICATIONS AND INITIAL CONTRIBUTIONS

We consider Smith Barney to be a "processing office" for the purpose of receiving applications and contributions as described below.

Effective immediately, your application for an Equitable Accumulator(R) Series contract and your initial contribution will, except as provided below, be considered received by us at the time Smith Barney inputs your application into its electronic processing system, provided that (1) Smith Barney, functioning as processing office, has all information in good order, (2) you have available funds in your Smith Barney cash account that are at least equal to the contribution specified in the application, (3) all the information we require has been provided in good order and (4) you have unconditionally authorized Smith Barney to pay your initial contribution to us out of your account.

SUBSEQUENT CONTRIBUTIONS

Effective May 1, 2004, subsequent contributions will, except as provided below, be considered received by us at the time Smith Barney inputs your contribution request into its electronic processing system, provided that (1) the contribution amount is permitted under your contract, (2) you have available funds in your Smith Barney cash account that are at least equal to the contribution requested and (3) you have authorized Smith Barney to pay your contribution to us out of your account.

EFFECT OF THESE ARRANGEMENTS; LIMITATIONS

The transaction date for contributions processed in accordance with the procedures described above is the business day on which Smith Barney inputs the application and contribution information into its electronic processing system.

The procedures described above are not available for 1035 exchanges or other replacement transactions; other types of transactions may also be excluded. The closing time for input of application information and contribution requests under the above arrangement is currently 4 p.m. Eastern Time. In order to comply with applicable laws and regulations, Smith Barney may establish a closing time that is earlier than 4 p.m. Eastern Time. Any such earlier closing time may be established without prior notice to you. Also, while we and Smith Barney are generally open on the same business days (our business day is defined in our prospectus), the above procedures will not be available during any time that is not considered a business day by both us and Smith Barney.

The arrangements described above apply only while you maintain a Smith Barney account and when you transact your contract investment activities through your Smith Barney account. Either we or Smith Barney may change or discontinue such arrangements at any time without prior notice. If your Smith Barney account terminates, the procedures described above will no longer apply. If you change the broker-dealer of record for your contract to a different broker-dealer, the above procedures will no longer apply, although we and your new broker-dealer may have similar arrangements.

You may always make subsequent contributions under your contract by any other method described in the Accumulator(R) Series prospectus for your contract, as supplemented from time to time. All applications and contributions are subject to our acceptance. These arrangements may not be available in every state.

                                                         Acc Series '02 and '04
                                                             New Business (3/22)

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           1290 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10104
                                 (212) 554-1234

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